UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2003-BC1)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-21                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  November 25, 2003       By:   /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
                         STATEMENT TO CERTIFICATEHOLDERS
                                November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A        163,345,000.00   104,576,822.08   5,804,523.74     136,472.75  5,940,996.49       0.00            0.00       98,772,298.34
M1        16,168,000.00    16,168,000.00           0.00      27,611.35     27,611.35       0.00            0.00       16,168,000.00
M2        15,610,000.00    15,610,000.00           0.00      42,376.81     42,376.81       0.00            0.00       15,610,000.00
B1        12,822,000.00    12,822,000.00           0.00      52,883.63     52,883.63       0.00            0.00       12,822,000.00
B2         4,460,000.00     4,460,000.00           0.00      33,450.00     33,450.00       0.00            0.00        4,460,000.00
R                  0.00             0.00           0.00           0.00          0.00       0.00            0.00                0.00
P                100.00           100.00           0.00           0.00          0.00       0.00            0.00              100.00
D          5,876,287.00     4,573,754.65     159,055.01           0.00    159,055.01       0.00            0.00        4,414,699.64
X         10,592,807.07    10,592,807.07           0.00     954,566.27    954,566.27       0.00            0.00       10,592,807.07
TOTALS   228,874,194.07   168,803,483.80   5,963,578.75   1,247,360.81  7,210,939.56       0.00            0.00      162,839,905.05
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       86359ALZ4       640.22052759   35.53536221    0.83548777   36.37084998          604.68516539     A        1.620000 %
M1      86359AMA8     1,000.00000000    0.00000000    1.70777771    1.70777771        1,000.00000000     M1       2.120000 %
M2      86359AMB6     1,000.00000000    0.00000000    2.71472197    2.71472197        1,000.00000000     M2       3.370000 %
B1      86359AMC4     1,000.00000000    0.00000000    4.12444470    4.12444470        1,000.00000000     B1       5.120000 %
B2      86359AMD2     1,000.00000000    0.00000000    7.50000000    7.50000000        1,000.00000000     B2       9.000000 %
P       N/A           1,000.00000000    0.00000000    0.00000000    0.00000000        1,000.00000000     P        0.000000 %
D       N/A             778.34092344   27.06726373    0.00000000   27.06726373          751.27365971     D        0.000000 %
X       N/A           1,000.00000000    0.00000000   90.11457149   90.11457149        1,000.00000000     X        0.000000 %
TOTALS                  737.53829909   26.05614309    5.44998450   31.50612759          711.48215600
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-

 Total Beginning Number of Loans                                                                    1,713
Beginning Collateral Balance                                                              164,229,729.15
Scheduled Interest                                                                          1,503,726.51
Scheduled Principal                                                                            97,730.20
Liquidation Proceeds                                                                                0.00
Insurance Proceeds                                                                                  0.00
Repurchased Principal                                                                               0.00
Unscheduled Principal (Payoffs and Curtailments)                                            5,519,179.03
Current Losses                                                                                187,234.84
Ending Collateral Balance                                                                 158,425,205.41
Total Ending Number of Loans                                                                       1,657

Weighted Average Mortgage Rate for All Loans                                                     11.00 %
Weighted Average Net Mortgage Rate for All Loans                                                 10.49 %

Weighted Average Term to Maturity                                                                 303.00

OverCollateralization Amount                                                               10,592,907.07
Targeted OverCollateralization Amount                                                      10,592,907.07
OverCollateralization Deficiency Amount                                                             0.00
OverCollateralization Release Amount                                                                0.00
Monthly Excess Interest                                                                     1,141,801.11
Monthly Excess Cash Flow Amount                                                             1,141,801.11
Extra Principal Distribution Amount                                                           187,234.84

Servicing Compensation                                                                         68,429.06
Credit Risk Manager Fee                                                                         2,052.87
Trustee Fee                                                                                     1,368.58

Current Advances Required                                                                           0.00
Current Advances Actually Made                                                                      0.00
Current Advances Shortfall                                                                          0.00
Cummulative Advances                                                                                0.00

REO Interst Not Advanced                                                                        1,359.83
REO Principal Not Advanced                                                                        379.67

Loans Delinquent
                                            Group 1
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                       216            20,140,939.69                 12.71 %
                                           2 Month                        87             8,097,585.09                  5.11 %
                                           3 Month                        85             8,773,639.49                  5.54 %
                                            Total                        388            37,012,164.27                 23.36 %
                                            Group Totals
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                       216            20,140,939.69                 12.71 %
                                           2 Month                        87             8,097,585.09                  5.11 %
                                           3 Month                        85             8,773,639.49                  5.54 %
                                            Total                        388            37,012,164.27                 23.36 %

                                           Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                                Loans in Foreclosure
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                    158           16,215,859.74                 10.24 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                    158           16,215,859.74                 10.24 %


Loans in Bankruptcy
                                                                Loans in Bankruptcy

                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                     64            5,876,079.16                  3.71 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                     64            5,876,079.16                  3.71 %


                                                                November 25 2003
Loans in REO
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                     32            2,441,578.77                  1.54 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                     32            2,441,578.77                  1.54 %

Prepayment Penalties                                                                                    0.00

Deferred Interest                                                                                 159,055.01

Realized Losses
Current Realized Losses                                                                           187,234.84
Cummulative Realized Losses                                                                       327,626.92
Cummulative Losses have been reduced by $321.66 to correct prior period misclassification of REO Principal Not Advanced     -321.66

Class M1 Unpaid Realized Loss Amount                                                                    0.00
Class M2 Unpaid Realized Loss Amount                                                                    0.00
Class B1 Unpaid Realized Loss Amount                                                                    0.00
Class B2 Unpaid Realized Loss Amount                                                                    0.00

Substitution Loan Amount                                                                                0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                                                  0.00
Class M1 Outstanding Interest Shortfall                                                                 0.00
Class M2 Outstanding Interest Shortfall                                                                 0.00
Class B1  Outstanding Interest Shortfall                                                                0.00
Class B2  Outstanding Interest Shortfall                                                                0.00
Class X Outstanding Interest Shortfall                                                                  0.00

Net Rate Carryover Amount - Class A                                                                     0.00
Unpaid Net Rate Carryover Amount - Class A                                                              0.00
Net Rate Carryover Amount - Class M1                                                                    0.00
Unpaid Net Rate Carryover Amount - Class M1                                                             0.00
Net Rate Carryover Amount - Class M2                                                                    0.00
Unpaid Net Rate Carryover Amount - Class M2                                                             0.00
Net Rate Carryover Amount - Class B1                                                                    0.00
Unpaid Net Rate Carryover Amount - Class B1                                                             0.00
Net Rate Carryover Amount - Class B2                                                                    0.00
Unpaid Net Rate Carryover Amount - Class B2                                                             0.00


Current Period Relief Act Interest Shortfalls                                                           0.00
Class A Interest Accrual Relief Act Reduction                                                           0.00
Class M1  Interest Accrual Relief Act Reduction                                                         0.00
Class M2 Interest Accrual Relief Act Reduction                                                          0.00
Class B1  Interest Accrual Relief Act Reduction                                                         0.00
Class B2  Interest Accrual Relief Act Reduction                                                         0.00
Total Class Interest Accrual Relief Act Reduction                                                       0.00

Net Prepayment Interest Shortfalls                                                                      0.00
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction                                    0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                  0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                   0.00
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                  0.00
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction                                  0.00
Total Class Interest Accrual Relief Act Reduction                                                       0.00

Net Prepayment Interest Excess                                                                          0.00

Basis Risk Interest Shortfalls Paid                                                                     0.00
Class A Basis Risk Interest Shortfalls Paid                                                             0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                            0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                            0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                            0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                            0.00

Total Basis Risk Interest Shortfalls Paid                                                               0.00
Class A Basis Risk Interest Shortfalls Paid                                                             0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                            0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                            0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                            0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                            0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                   1,000.00
Proceeds from Permitted Investments                                                                     0.00
Deposits to the Basis Reserve Fund                                                                      0.00
Ending Balance                                                                                      1,000.00

Applicable Libor Rate                                                                               1.120000

(xiv) Has the Trigger Event Occured                                                                      YES

Rolling 3 Month Prior Delinquency Percentage                                                       24.1332 %

Cummulative Realized Losses as a Percentage of Original Collateral Balance                          0.0000 %

Available Funds                                                                                 7,055,306.01
Interest Remittance Amount                                                                      1,438,017.11
Principal Remittance Amount                                                                     5,617,288.90

Class X Distributable Amount                                                                      954,566.27
